Exhibit 10.3

                        TRADEMARK COLLATERAL SECURITY AND
                                PLEDGE AGREEMENT


                           SOS STAFFING SERVICES, INC.


                                       TO


                      STATE STREET BANK AND TRUST COMPANY,
                               AS COLLATERAL AGENT



                            DATED AS OF JULY 30, 2001


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                                TABLE OF CONTENTS


1.   DEFINITIONS............................................................3
2.   GRANT OF SECURITY INTEREST.............................................6
         2.1.   SECURITY INTEREST; ASSIGNMENT OF MARKS......................6
         2.2.   CONDITIONAL ASSIGNMENT......................................6
         2.3.   SUPPLEMENTAL TO SECURITY AGREEMENT..........................6
3.   REPRESENTATIONS, WARRANTIES AND COVENANTS..............................7
4.   INSPECTION RIGHTS......................................................8
5.   NO TRANSFER OR INCONSISTENT AGREEMENTS.................................8
6.   AFTER-ACQUIRED TRADEMARKS, ETC.........................................9
         6.1.   AFTER-ACQUIRED TRADEMARKS...................................9
         6.2.   AMENDMENT TO SCHEDULE.......................................9
7.   TRADEMARK PROSECUTION..................................................9
         7.1.   ASSIGNOR RESPONSIBLE........................................9
         7.2.   ASSIGNOR'S DUTIES, ETC......................................9
         7.3.   ASSIGNOR'S ENFORCEMENT RIGHTS...............................10
         7.4.   PROTECTION OF TRADEMARKS, ETC...............................10
         7.5.   NOTIFICATION BY ASSIGNOR....................................10
8.   REMEDIES...............................................................10
9.   COLLATERAL PROTECTION..................................................11
10.   POWER OF ATTORNEY.....................................................11
11.   FURTHER ASSURANCES....................................................12
12.   TERMINATION...........................................................12
13.   COURSE OF DEALING.....................................................12
14.   EXPENSES..............................................................13
15.   OVERDUE AMOUNTS.......................................................13
16.   NO ASSUMPTION OF LIABILITY; INDEMNIFICATION...........................13
17.   NOTICES...............................................................13
18.   AMENDMENT AND WAIVER..................................................14
19.   GOVERNING LAW; CONSENT TO JURISDICTION................................14
20.   WAIVER OF JURY TRIAL..................................................15
21.   MISCELLANEOUS.........................................................15

                              TRADEMARK COLLATERAL
                          SECURITY AND PLEDGE AGREEMENT

          TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this "TRADEMARK AGREEMENT") is made as of July 30, 2001, by and between SOS STAFFING SERVICES, INC., a Utah corporation, having its principal place of business at 1415 South Main Street, Salt Lake City, UT 84115 (together with its successors and assigns, the "ASSIGNOR"), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, together with its successors and assigns acting in such capacity pursuant to the Intercreditor Agreement (defined below), the "COLLATERAL AGENT") for the benefit of (a) WELLS FARGO BANK, NATIONAL ASSOCIATION ("WELLS FARGO"), as administration agent under the Bank Credit Agreement (defined below) (in such capacity, together with its successors and assigns in such capacity, the "BANK AGENT"), (b) the financial institutions which from time to time a party to the Bank Credit Agreement as lenders thereunder (including Wells Fargo as a lender under the Bank Credit Agreement, together with the successors and assigns of all such parties, the "BANKS") and
(c) each of JACKSON NATIONAL LIFE INSURANCE COMPANY, GREAT WEST LIFE & ANNUITY INSURANCE COMPANY, FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN, FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN, THE CANADA LIFE ASSURANCE COMPANY, CANADA LIFE INSURANCE COMPANY OF AMERICA, and CANADA LIFE INSURANCE COMPANY OF NEW YORK (collectively, together with their successors and assigns, and future holders from time to time of the Notes (defined below), the "NOTEHOLDERS" and, collectively with the Banks, the "SECURED PARTIES"). All capitalized terms used herein have the respective meanings ascribed thereto in the Recitals and in
Section 1.

                                 R E C I T A L S

          WHEREAS, the Assignor, the Bank Agent and the Banks have entered into the Amended and Restated Credit Agreement, dated as of July 27, 1998, among the Assignor and the Banks (as amended and as further amended, restated, refinanced, supplemented or otherwise modified from time to time, the "BANK CREDIT AGREEMENT");

          WHEREAS, pursuant to those separate Note Purchase Agreements, each dated as of September 1, 1998 (as amended and as further amended, restated, refinanced, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENTS"), the Assignor issued to the "Purchasers" (as defined therein) $5,000,000 of its Senior Notes, Series A, due September 1, 2003 and $30,000,000 of its Senior Notes, Series B, due September 1, 2008 (collectively, as amended and as further amended, restated, refinanced or otherwise modified from time to time, the "NOTES");

          WHEREAS, all obligations of the Assignor under the Bank Credit Agreement and all obligations of the Assignor under the Notes and the Note Purchase Agreements have been guaranteed by the subsidiaries of the Assignor and may be guaranteed from time to time by certain other subsidiaries as provided in the Financing Agreements (such guarantors referred to as the "GUARANTORS" and such guaranties referred to as the "GUARANTIES");

          WHEREAS, pursuant to that certain Intercreditor Agreement, dated as of the date hereof, among the Bank Agent, the Noteholders, and the Collateral Agent, and acknowledged and agreed to by the Assignor and its Subsidiaries (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), the Secured Parties appointed the Collateral Agent to act on behalf of all Secured Parties regarding the Pledged Trademarks (defined below) and certain other matters, all as more fully provided therein, and, among other things, further defined the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Secured Parties regarding their PARI PASSU interests in the Pledged Trademarks;

          WHEREAS, pursuant to that Security Agreement, dated as of the date hereof, among the Assignor and the Guarantors (collectively, the "OBLIGORS") and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), the Obligors granted security interests in certain of the Assignor's personal property and fixture assets, including without limitation the trademarks, service marks, trademark and service mark registrations, and trademark and service mark registration applications listed on SCHEDULE A attached hereto, in favor of the Collateral Agent, for the benefit of the Secured Parties, all as more fully provided therein;

          WHEREAS, it is a condition under the Bank Credit Agreement and the Note Purchase Agreements and certain of the other Financing Agreements that the Assignor execute and deliver to the Collateral Agent this Trademark Agreement; and

          WHEREAS, this Trademark Agreement is supplemental to the provisions contained in the Security Agreement;

          NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 1. DEFINITIONS.

          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Security Agreement. In addition, the following terms shall have the meanings set forth in this ss.1 or elsewhere in this Trademark Agreement referred to below:

          ASSIGNMENT OF MARKS. See ss.2.1.

          ASSOCIATED GOODWILL. All goodwill of the Assignor and its business, products and services appurtenant to, associated with or symbolized by the Trademarks and the use thereof.

          PLEDGED TRADEMARKS. All of the Assignor's right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights, the Trademark Rights, the Associated Goodwill, the Related Assets, and all accessions to, substitutions for, replacements of, and all products and proceeds of any and all of the foregoing.

          PTO. The United States Patent and Trademark Office.

          RELATED ASSETS. All assets, rights and interests of the Assignor that uniquely reflect or embody the Associated Goodwill, including the following:

               (a) all patents, inventions, copyrights, trade secrets, confidential information, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the Trademarks; and

               (b) the following documents and things in the possession or under the control of the Assignor, or subject to its demand for possession or control, related to the production, delivery, provision and sale by the Assignor, or any affiliate, franchisee, licensee or contractor, of products or services sold by or under the authority of the Assignor in connection with the Trademarks or Trademark Rights, whether prior to, on or subsequent to the date hereof:

                    (i) all lists, contracts, ancillary documents and other
               information that identify, describe or provide information with respect to any customers, dealers or distributors of the Assignor, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the Trademarks or Trademark Rights, including all lists and documents containing information regarding each customer's, dealer's or distributor's name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

                    (ii) all agreements (including franchise agreements),
               product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the Trademarks or Trademark Rights;

                    (iii) all documents and agreements relating to the identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the Trademarks or Trademark Rights; and

                    (iv) all agreements and documents constituting or concerning the present or future, current or proposed advertising and promotion by the Assignor (or any of its affiliates, franchisees, licensees or contractors) of products or services sold under or in connection with the Trademarks or Trademark Rights.

          TRADEMARK AGREEMENT. This Trademark Collateral Security and Pledge Agreement, as amended and in effect from time to time.

          TRADEMARK LICENSE RIGHTS. Any and all past, present or future rights and interests of the Assignor pursuant to any and all past, present and future franchising or licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Trademarks, Trademark Registrations, or Trademark Rights owned or used by third parties in the past, present or future, including the right (but not the obligation) in the name of the Assignor or the Collateral Agent to enforce, and sue and recover for, any breach or violation of any such agreement to which the Assignor is a party.

          TRADEMARK REGISTRATIONS. All past, present or future federal, state, local and foreign registrations of the Trademarks, all past, present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Assignor or the Collateral Agent, and to take any and all actions necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.

          TRADEMARK RIGHTS. Any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Assignor or the Collateral Agent for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and the Trademark License Rights.

          TRADEMARKS. All of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services and businesses of the Assignor, that (i) are set forth on SCHEDULE A hereto, or (ii) have been adopted, acquired, owned, held or used by the Assignor or are now owned, held or used by the Assignor, in the Assignor's business, or with the Assignor's products and services, or in which the Assignor has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and used by the Assignor in the Assignor's business or with the Assignor's products and services, or in which the Assignor in the future acquires any right, title or interest.

          USE. With respect to any Trademark, all uses of such Trademark by, for or in connection with the Assignor or its business or for the direct or indirect benefit of the Assignor or its business, including all such uses by the Assignor itself, by any of the affiliates of the Assignor, or by any franchisee, licensee or contractor of the Assignor.

          Unless otherwise provided herein, the rules of interpretation set forth in the Security Agreement shall be applicable to this Trademark Agreement.

                         2. GRANT OF SECURITY INTEREST.

          2.1. SECURITY INTEREST; ASSIGNMENT OF MARKS. As collateral security for the payment and performance in full of all of the Obligations, the Assignor hereby unconditionally grants to the Collateral Agent a continuing security interest in and first priority lien on the Pledged Trademarks, and pledges and mortgages (but does not transfer title to) the Pledged Trademarks to the Collateral Agent. In addition, the Assignor has executed in blank and delivered to the Collateral Agent an assignment of federally registered trademarks in substantially the form of EXHIBIT 1 hereto (the "ASSIGNMENT OF MARKS"). The Assignor hereby authorizes the Collateral Agent to complete as assignee and record with the PTO the Assignment of Marks upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Collateral Agent's remedies under this Trademark Agreement and the Security Agreement.

          2.2. CONDITIONAL ASSIGNMENT. In addition to, and not by way of limitation of, the grant, pledge and mortgage of the Pledged Trademarks provided in ss.2.1, the Assignor grants, assigns, transfers, conveys and sets over to the Collateral Agent the Assignor's entire right, title and interest in and to the Pledged Trademarks; PROVIDED that such grant, assignment, transfer and conveyance shall be and become of force and effect only (i) upon or after the occurrence and during the continuance of an Event of Default and (ii) either (A) upon the written demand of the Collateral Agent at any time during such continuance or (B) immediately and automatically (without notice or action of any kind by the Collateral Agent) upon an Event of Default for which acceleration of the Obligations is automatic under any Financing Agreement or upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Security Agreement and applicable law (including the transfer or other disposition of the Collateral by the Assignor to the Collateral Agent or its nominee in lieu of foreclosure).

          2.3. SUPPLEMENTAL TO SECURITY AGREEMENT. Pursuant to the Security Agreement the Assignor has granted to the Collateral Agent a continuing security interest in and lien on the Collateral (including the Pledged Trademarks). The Security Agreement, and all rights and interests of the Collateral Agent in and to the Collateral (including the Pledged Trademarks) thereunder, are hereby ratified and confirmed in all respects. In no event shall this Trademark Agreement, the grant, assignment, transfer and conveyance of the Pledged Trademarks hereunder, or the recordation of this Trademark Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Security Agreement, the security interest of the Collateral Agent in the Collateral (including the Pledged Trademarks) pursuant to the Security Agreement and this Trademark Agreement, the attachment and perfection of such security interest under the Uniform Commercial Code (including the security interest in the Pledged Marks), or any present or future rights and interests of the Collateral Agent in and to the Collateral under or in connection with the Security Agreement, this Trademark Agreement or the Uniform Commercial Code. Any and all rights and interests of the Collateral Agent in and to the Pledged Trademarks (and any and all obligations of the Assignor with respect to the Pledged Trademarks) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Collateral Agent (and the obligations of the Assignor) in, to or with respect to the Collateral (including the Pledged Trademarks) provided in or arising under or in connection with the Security Agreement and shall not be in derogation thereof.

                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          The Assignor represents, warrants and covenants that: (i) SCHEDULE A sets forth a true and complete list of all Trademarks and Trademark Registrations now owned, licensed, controlled or used by the Assignor; (ii) the Trademarks and Trademark Registrations are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the Trademarks or Trademark Registrations; (iii) to the best of the Assignor's knowledge, each of the Trademarks and Trademark Registrations is valid and enforceable; (iv) to the best of the Assignor's knowledge, there is no infringement by others of the Trademarks, Trademark Registrations or Trademark Rights; (v) no claim has been made that the use of any of the Trademarks does or may violate the rights of any third person, and to the best of the Assignor's knowledge, there is no infringement by the Assignor of the trademark rights of others; (vi) the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks (other than ownership and other rights reserved by third party owners with respect to Trademarks that the Assignor is licensed to use), free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by the Assignor not to sue third persons, other than the security interest and assignment created by the Security Agreement and this Trademark Agreement; (vii) the Assignor has the unqualified right to enter into this Trademark Agreement and to perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents, consultants, licensors and licensees that will enable them to comply with the covenants herein contained; (viii) the Assignor has used, and will continue to use, proper statutory and other appropriate proprietary notices in connection with its use of the Trademarks; (ix) the Assignor has used, and will continue to use for the duration of this Trademark Agreement, consistent standards of quality in its manufacture and provision of products and services sold or provided under the Trademarks; (x) this Trademark Agreement, together with the Security Agreement, will create in favor of the Collateral Agent a valid and perfected first priority security interest in the Pledged Trademarks upon making the filings referred to in clause (xi) of this ss.3; and (xi) except for the filing of financing statements with the Secretary of State for the State of Utah under the Uniform Commercial Code and the recording of this Trademark Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (A) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Trademark Agreement by the Assignor, or (B) for the perfection of or the exercise by the Collateral Agent of any of its rights and remedies hereunder.

                              4. INSPECTION RIGHTS.

          The Assignor hereby grants to the Collateral Agent and its employees and agents the right to visit the Assignor's plants and facilities that manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

                   5. NO TRANSFER OR INCONSISTENT AGREEMENTS.

          Without the Collateral Agent's prior written consent, the Assignor will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Pledged Trademarks, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Trademark Agreement or the Security Agreement.

                       6. AFTER-ACQUIRED TRADEMARKS, ETC.

          6.1. AFTER-ACQUIRED TRADEMARKS. If, before the Obligations shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations or Trademark Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Assignor shall promptly provide to the Collateral Agent notice thereof in writing and execute and deliver to the Collateral Agent such documents or instruments as the Collateral Agent may reasonably request further to implement, preserve or evidence the Collateral Agent's interest therein.

          6.2. AMENDMENT TO SCHEDULE. The Assignor authorizes the Collateral Agent to modify this Trademark Agreement and the Assignment of Marks, without the necessity of the Assignor's further approval or signature, by amending EXHIBIT A hereto and the ANNEX to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations or Trademark Rights under ss.2 or ss.6.

                            7. TRADEMARK PROSECUTION.

          7.1. ASSIGNOR RESPONSIBLE. The Assignor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks, and shall hold the Collateral Agent harmless from any and all costs, damages, liabilities and expenses that may be incurred by the Collateral Agent in connection with the Collateral Agent's interest in the Pledged Trademarks or any other action or failure to act in connection with this Trademark Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignor shall retain trademark counsel acceptable to the Collateral Agent.

          7.2. ASSIGNOR'S DUTIES, ETC. The Assignor shall have the right and the duty, through trademark counsel acceptable to the Collateral Agent, to prosecute diligently any trademark registration applications of the Trademarks pending as of the date of this Trademark Agreement or thereafter, to preserve and maintain all rights in the Trademarks and Trademark Registrations, including the filing of appropriate renewal applications and other instruments to maintain in effect the Trademark Registrations and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the Trademarks or Trademark Registrations. Any expenses incurred in connection with such applications and actions shall be borne by the Assignor. The Assignor shall not abandon any filed trademark registration application, or any Trademark Registration or Trademark, without the consent of the Collateral Agent, which consent shall not be unreasonably withheld.

          7.3. ASSIGNOR'S ENFORCEMENT RIGHTS. The Assignor shall have the right and the duty to bring suit or other action in the Assignor's own name to maintain and enforce the Trademarks, the Trademark Registrations and the Trademark Rights. The Assignor may require the Collateral Agent to join in such suit or action as necessary to assure the Assignor's ability to bring and maintain any such suit or action in any proper forum if (but only if) the Collateral Agent is completely satisfied that such joinder will not subject the Collateral Agent to any risk of liability. The Assignor shall promptly, upon demand, reimburse and indemnify the Collateral Agent for all damages, costs and expenses, including legal fees, incurred by the Collateral Agent pursuant to this ss.7.3.

          7.4. PROTECTION OF TRADEMARKS, ETC. In general, the Assignor shall take any and all such actions (including institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Pledged Trademarks. The Assignor shall not take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would adversely affect the validity, grant or enforcement of the Pledged Trademarks.

          7.5. NOTIFICATION BY ASSIGNOR. Promptly upon obtaining knowledge thereof, the Assignor will notify the Collateral Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Trademarks or Trademark Registrations or the Assignor's rights, title or interests in and to the Pledged Trademarks, and of any event that does or reasonably could materially adversely affect the value of any of the Pledged Trademarks, the ability of the Assignor or the Collateral Agent to dispose of any of the Pledged Trademarks or the rights and remedies of the Collateral Agent in relation thereto (including but not limited to the levy of any legal process against any of the Pledged Trademarks).

                                  8. REMEDIES.

          Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have, in addition to all other rights and remedies given it by this Trademark Agreement (including, without limitation, those set forth in ss.2.2), the Security Agreement and any other of the Financing Agreements, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York, and, without limiting the generality of the foregoing, the Collateral Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any interest that the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all expenses incurred by the Collateral Agent in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in or by reference in the Security Agreement. Notice of any sale, license or other disposition of the Pledged Trademarks shall be given to the Assignor at least five (5) days before the time that any intended public sale or other public disposition of the Pledged Trademarks is to be made or after which any private sale or other private disposition of the Pledged Trademarks may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Collateral Agent may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of.

                            9. COLLATERAL PROTECTION.

          If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Collateral Agent, in its own name or that of the Assignor (in the sole discretion of the Collateral Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Collateral Agent for any cost or expense incurred by the Collateral Agent in so doing.

                             10. POWER OF ATTORNEY.

          If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Collateral Agent (and any officer or agent of the Collateral Agent as the Collateral Agent may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with full power of substitution and with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Collateral Agent to use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third person, or to take any and all actions necessary for the Collateral Agent to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of the Assignor therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts that the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases the Collateral Agent from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Collateral Agent under this power of attorney (except for the Collateral Agent's gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.

                             11. FURTHER ASSURANCES.

          The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Collateral Agent may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to assure and confirm to the Collateral Agent the grant, perfection and priority of the Collateral Agent's security interest in the Pledged Trademarks.

                                12. TERMINATION.

          At such time as all of the Obligations have been finally paid and satisfied in full, this Trademark Agreement shall terminate and the Collateral Agent shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Pledged Trademarks previously granted, assigned, transferred and conveyed to the Collateral Agent by the Assignor pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Collateral Agent pursuant hereto or the Security Agreement.

                             13. COURSE OF DEALING.

          No course of dealing between the Assignor and the Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder or under the Security Agreement or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                                  14. EXPENSES.

          Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by the Collateral Agent in connection with the preparation of this Trademark Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving the Pledged Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Trademarks, shall be borne and paid by the Assignor.

                              15. OVERDUE AMOUNTS.

          Upon notice and a failure to pay within (3) Business Days after such notice, and until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Pledged Trademarks and other Collateral and shall bear, whether before or after judgment, interest at the Default Rate.

                16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

          NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE COLLATERAL AGENT ASSUMES NO LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE COLLATERAL AGENT FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE COLLATERAL AGENT WITH RESPECT TO SUCH LIABILITIES.

                                  17. NOTICES.

          All notices and other communications made or required to be given pursuant to this Trademark Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as follows:

               (a) if to the Assignor, at 1415 South Main Street, Salt Lake City, UT 84115, Attention: Kevin Hardy, or at such other address for notice as the Assignor shall last have furnished in writing to the person giving the notice, with copies to LeBoeuf, Lamb, Greene & MacRae LLP, 1000 Kearns Building, 136 South Main Street, Salt Lake City, Utah 84101, Attention: Stephen Tumblin; and

               (b) if to the Collateral Agent, at Two Avenue de Lafayette, Sixth Floor, Boston, MA 02111, Attention: Corporate Trust Administration (SOS Staffing Services, Inc. 2001 Intercreditor Agreement), or at such other address for notice as the Collateral Agent shall last have furnished in writing to the person giving the notice.

          Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (ii) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

                            18. AMENDMENT AND WAIVER.

          This Trademark Agreement is subject to modification only by a writing signed by the Collateral Agent and the Assignor, except as provided in ss.6.2. The Collateral Agent shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Collateral Agent. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

                   19. GOVERNING LAW; CONSENT TO JURISDICTION.

          THIS TRADEMARK AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Assignor agrees that any suit for the enforcement of this Trademark Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in ss.17. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                            20. WAIVER OF JURY TRIAL.

          THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (i) certifies that neither the Collateral Agent nor any representative, agent or attorney of the Collateral Agent has represented, expressly or otherwise, that the Collateral Agent would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into the Financing Agreements, the Collateral Agent is relying upon, among other things, the waivers and certifications contained in this ss.20.

                               21. MISCELLANEOUS.

          The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its respective successors and assigns, and shall inure to the benefit of the Collateral Agent and its successors and assigns. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Security Agreement, the provisions of the Security Agreement shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Trademark Agreement.

          IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.


                                         SOS STAFFING SERVICES, INC.



                                         By: /s/ JoAnn W. Wagner
                                             --------------------------
                                             Name:  JoAnn W. Wagner
                                             Title: Chairman, President
                                                    and Chief Executive Officer



                                        STATE STREET BANK AND TRUST
                                        COMPANY, AS COLLATERAL AGENT


                                         By:
                                             --------------------------
                                         Name:
                                         Title:



                          CERTIFICATE OF ACKNOWLEDGMENT


COMMONWEALTH OR STATE OF *__________________________)
                                                    )  ss.
COUNTY OF *_________________________________________)

          Before me, the undersigned, a Notary Public in and for the county aforesaid, on this [_____] day of [__], 2001, personally appeared [________] to me known personally, and who, being by me duly sworn, deposes and says that he is the [________] of [______], and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said [______] acknowledged said instrument to be the free act and deed of said corporation.


                                             -----------------------------
                                             Notary Public
                                             My commission expires:

                                   SCHEDULE A

                     TRADEMARKS AND TRADEMARK REGISTRATIONS


     TRADEMARK                                    REGISTRATIONS --
         OR                           UNITED STATES PATENT AND TRADEMARK OFFICE
    SERVICE MARK                      REGISTRATION NO.    REGISTRATION DATE
    ------------                      ---------------     -----------------
SOS STAFFING SERVICES                 1,990,978
ADEM                                  75/482,949
I AND DESIGN                          75/503,445
EXECUSOFT, INC.                       2,030,273
I INTELLIANT AND                      75/503,444
DESIGN
IMPACT                                76/180,921
IMPACT STAFFING                       1,976,833
INTELLIANT                            75/440,832
UNITING TALENT                        76/180,992
WITH OPPORTUNITY
WE WANT TO WORK                       75/327,476
FOR YOU
TOPS (work mark)                      1,979,534             June 11, 1996
TOPS (design)                         1,960,439             March 5, 1996
TOPS STAFFING (word mark)             2,026,065             December 24, 1996
TOPS STAFFING (design)                2,026,064             December 24, 1996
TOPS* Total Personnel                 1,704,335             July 28, 1992
Service (word mark)


      TRADEMARK                                 PENDING APPLICATIONS --
         OR                          UNITED STATES PATENT AND TRADEMARK OFFICE
    SERVICE MARK                     SERIAL NO.      FILING DATE
    ------------                     ----------      -----------

                                    EXHIBIT 1

                ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS (U.S.)

          WHEREAS, SOS STAFFING SERVICES, INC., a corporation organized and existing under the laws of the State of Utah, having a place of business at 1415 South Main Street, Salt Lake City, UT 84115 (the "Assignor"), has adopted and used and is using the trademarks and service marks (the "Marks") identified on the ANNEX hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on such ANNEX; and

          WHEREAS, STATE STREET BANK AND TRUST COMPANY, a [________] organized and existing under the laws of the State of [________], having a place of business at Two Avenue de Lafayette, Sixth Floor, Boston, MA 02111 (the "Assignee") is desirous of acquiring the Marks and the registrations thereof and registration applications therefor;

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Marks, together with
(i) the registrations of and registration applications for the Marks, (ii) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof, and (iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks or the registrations thereof or such associated goodwill.

          This Assignment of Trademarks and Service Marks (U.S.) is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Trademarks and Service Marks (U.S.) below.

          IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this [__] day of [______], 2001.

                                            SOS STAFFING SERVICES, INC.



                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

          The foregoing assignment of the Marks and the registrations thereof and registration applications therefor by the Assignor to the Assignee is hereby accepted as of the [__] day of [_______], 2001.


                                            STATE STREET BANK AND TRUST COMPANY,
                                            AS COLLATERAL AGENT



                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


COMMONWEALTH OR STATE OF *________________________)
                                                  )  ss.
COUNTY OF *_______________________________________)

          On this the [__] day of [_______], 2001, before me appeared [__________], the person who signed this instrument, who acknowledged that (s)he is the [_________] of [________] and that being duly authorized (s)he signed such instrument as a free act on behalf of [_________].

                                                ------------------------------
                                                Notary Public
         [Seal]
                                                My commission expires:

                                      ANNEX



     TRADEMARK                                    REGISTRATIONS --
         OR                          UNITED STATES PATENT AND TRADEMARK OFFICE
    SERVICE MARK                     REGISTRATION NO.     REGISTRATION DATE
    ------------                     ---------------      --------------------

SOS STAFFING                         1,990,978
SERVICES
ADEM                                 75/482,949
I AND DESIGN                         75/503,445
EXECUSOFT, INC.                      2,030,273
I INTELLIANT AND                     75/503,444
DESIGN
IMPACT                               76/180,921
IMPACT STAFFING                      1,976,833
INTELLIANT                           75/440,832
UNITING TALENT                       76/180,992
WITH OPPORTUNITY
WE WANT TO WORK                      75/327,476
FOR YOU
TOPS (work mark)                     1,979,534            June 11, 1996
TOPS (design)                        1,960,439            March 5, 1996
TOPS STAFFING                        2,026,065            December 24, 1996
(word mark)
TOPS STAFFING                        2,026,064            December 24, 1996
(design)
TOPS* Total Personnel                1,704,335            July 28, 1992
Service (word mark)


     TRADEMARK                                 PENDING APPLICATIONS --
         OR                          UNITED STATES PATENT AND TRADEMARK OFFICE
    SERVICE MARK                     SERIAL NO.        FILING DATE
    ------------                     ---------         ---------------------